UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 26, 2005

          Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333- 127230	13-3354848
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                          None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc. (“CIFG”) as of December 31, 2004, December 31, 2003 and December 31, 2002 and the consolidated financial statements of CIFG Guaranty, formerly known as CDC IXIS Financial Guaranty S.A. (“CIFG Guaranty”) as of December 31, 2004 are included in this Form 8-K.  Each of these financial statements have been audited by PricewaterhouseCoopers.  The consent of PricewaterhouseCoopers to the inclusion of their respective audit reports on these financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE8, Asset Backed Pass-Through Certificates, Series 2005-HE8, are attached hereto, as Exhibit 23.1.  The financial statements of CIFG as of December 31, 2004, December 31, 2003 and December 31, 2002 are attached hereto as Exhibit 99.1.  The consolidated financial statements of CIFG Guaranty as of December 31, 2004 are hereto as Exhibit 99.2.

The interim financial statements of CIFG for the six months ended June 30, 2005 are included in this Form 8-K and are hereto as Exhibit 99.3.

Item 9.01.

Financial Statements and Exhibits.

(99)

Not applicable.

(99)

Not applicable.

(99)

Exhibits:

23.1

Consent of PricewaterhouseCoopers

99.1

Financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., as of December 31, 2004, December 31, 2003 and December 31, 2002.

99.2

Consolidated financial statements of CIFG Guaranty, formerly CDC IXIS Financial Guaranty S.A., as of December 31, 2004.

99.3

Interim financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., for the six months ended June 30, 2005.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 26, 2005.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Gregory P. Richter

Name: Gregory P. Richter

Title: Vice President

EXHIBIT INDEX

Exhibit No.

Description

23.1	Consent of PricewaterhouseCoopers
99.1	Financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., as of December 31, 2004, December 31, 2003 and December 31, 2002.
99.2	Consolidated financial statements of CIFG Guaranty, formerly CDC IXIS Financial Guaranty S.A., as of December 31, 2004.
99.3	Interim financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., for the six months ended June 30, 2005.

Exhibit 23.1